T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Summary Prospectus Dated March 1, 2018, revised to May 7, 2018

Effective September 4, 2018, the T. Rowe Price Institutional Emerging Markets Equity Fund will close to new investors. Accordingly, the summary prospectus is supplemented as follows.

Under “Purchase and Sale of Fund Shares” on page 6, the following is added:

Effective at the close of the New York Stock Exchange on Tuesday, September 4, 2018, the fund will close to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on September 4, 2018 may continue to purchase additional shares.

The date of this supplement is July 26, 2018.

E146-041-S 7/26/18